Exhibit  23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 23, 2001 included in Celebrity Entertainment Group, Inc.'s Form 10-KSB for the year ended December 31, 2000.


Arthur  Andersen  LLP

Houston,  Texas
May  30,  2001


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